UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2021

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Louisiana Street, Suite 4200

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(Registrant’s telephone number, including area code): (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

As previously announced, on March 10, 2021, Summit Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), commenced an offer to exchange (the “Exchange Offer”) its 9.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (Liquidation Preference $1,000) (the “Series A Preferred Units”) tendered in the Exchange Offer for up to 2,160,000 newly issued common units (the “Maximum Exchange Amount”) representing limited partner interests in the Partnership (the “Common Units”), with each participating holder receiving 27 Common Units for each Series A Preferred Unit properly tendered (and not validly withdrawn) (the “Exchange Consideration”). On March 23, 2021, the Partnership announced an increase of the Exchange Consideration to 30 Common Units for each Series A Preferred Unit properly tendered (and not validly withdrawn), and a corresponding increase in the Maximum Exchange Amount to 2,400,000 newly issued Common Units. On April 7, 2021, the Partnership announced the extension of the expiration date of the Exchange Offer to 11:59 p.m., New York City time, on April 13, 2021 (the “Expiration Date”).

On April 14, 2021, the Partnership announced the preliminary results of the Exchange Offer, which expired on the Expiration Date. Based on preliminary information provided by American Stock Transfer & Trust Company, LLC, the depositary of the Exchange Offer (the “Depositary”), as of the Expiration Date, 18,662 Series A Preferred Units had been properly tendered (and not validly withdrawn). The number of Series A Preferred Units properly tendered (and not validly withdrawn) are preliminary and are subject to verification by the Depositary. The Partnership expects to deliver the Common Units to be issued in exchange for the Series A Preferred Units on April 15, 2021. A copy of the related press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933 or the 1934 Act, regardless of any general incorporation language in such document.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated April 14, 2021.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

	By:	Summit Midstream GP, LLC (its general partner)

Dated: April 14, 2021	/s/ Marc D. Stratton
Marc D. Stratton, Executive Vice President and Chief Financial Officer